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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                         Date of Report: April 10, 2001

                        MILE MARKER INTERNATIONAL, INC.
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              (Exact name of registrant as specified in its charter)

                                    FLORIDA
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                 (State or other jurisdiction of incorporation)


        0-26150                                         11-2128469
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(Commission File Number)                    (IRS Employer Identification Number)


               1450 S.W. 13TH COURT, POMPANO BEACH, FLORIDA 33069
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (954) 782-0604
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                                   NO CHANGE
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         (Former name or former address, if changed since last report)
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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         None

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         None

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         None

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         (a) PREVIOUS INDEPENDENT ACCOUNTANTS

                  (i) On April 10, 2001 Mile Marker International, Inc. (the "Registrant") dismissed the firm of Spear, Safer, Harmon & Co., PA, Certified Public Accountants ("Spear") as its independent accountants. The Board of Directors of the Registrant approved the decision to change Registrant's independent accountants.

                  (ii) The Independent Auditors' Report by Spear on the financial statements of the Registrant for the past two fiscal years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with its audit for the fiscal years ended December 31, 1999 and 2000, and through April 10, 2001, there have been no disagreements with the former independent accountants on any manner of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of the former independent accountants, would have caused them to make reference to the subject matter of the disagreement of their report on the financial statements for such year.

                  (iii) The Registrant has requested that the firm of Spear, Safer, Harmon & Co., PA, Certified Public Accountants, furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. Spear's letter will be filed as an exhibit by amendment within ten (10) business days after the filing of this report.

         (b) SELECTION OF INDEPENDENT ACCOUNTANTS

                  The Registrant's Board of Directors engaged Puritz & Weintraub, LLP, Certified Public Accountants, 2237 North Commerce Parkway, Suite 3, Weston, Florida, 33326, as the Registrant's new independent accountants on April 10, 2001.


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ITEM 5.  OTHER EVENTS

         None

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

         None

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         16.1 Spear, Safer, Harmon & Co. letter regarding the change in Registrant's certifying accountants.

ITEM 8.  CHANGE IN FISCAL YEAR

         None



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized


                                        MILE MARKER INTERNATIONAL, INC.
                                                 (Registrant)


Dated: April 10, 2001                  By: /s/ Richard E. Aho
                                           ------------------------------
                                           Richard E. Aho, President


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